INVESTOR PRESENTATION May 2015 Menzies Hotels - Welcombe Hotel & Spa, Stratford upon Avon POWER TO PROFIT Menzies Hotels - Welcombe Hotel & Spa, Stratford upon Avon

Confidential and proprietary information. fi nti l a d r riet r i f ati FORWARD LOOKING STATEMENTS 2 We have made statements in this presentation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements concern our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investments objectives, plans and current expectations. Any statements in this presentation that are not statements of historical fact are forward-looking statements (including, but not limited to, statements regarding our future financial performance, our estimated 2013 revenue, statements concerning scaling our business, expected revenue leverage, the characteristics and growth of markets and customers, our objectives and plans for future operations, technology developments and products and our expected liquidity and capital resources). We have based these forward-looking statements on our current expectations and projections about future events at the time of such statements. Although we believe that the expectations underlying our forward- looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. You should pay particular attention to the risk factors that are included in our SEC filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward- looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. Our forward- looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. Except as required by law, we do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Confidential and proprietary information. EUROSITE POWER AT A GLANCE 3 EuroSite Power (OTCQB:EUSP) owns and operates clean, on-site energy systems that produce electricity, hot water, heat and cooling.  UK based subsidiary mirroring parent company’s successful US operation  These systems save commercial building operators money on their energy, heating and cooling needs. The Company’s business model (“On-Site Utility™”) is to own and install the equipment and sell the energy produced to customers on a long-term contract.  On-Site Utility™ - eliminates commercial buildings’ expenditures to operate or replace their energy, heating, or cooling equipment.  EUSP assumes responsibility for operating energy systems onsite. Target customers include health care facilities, hotels, leisure & sports facilities, multi-family housing and education.

Confidential and proprietary information. BUSINESS OVERVIEW 4 → Own and operate highly efficient energy systems at customer’s property • Combined Heat & Power (CHP) • Boilers and Heat Pumps • Chillers → Sell 100% of the energy systems’ production to the customer at guaranteed discount to retail utility prices (typically ~10%): • Electricity, heat, hot water and cooling → Recurring revenue business model: • Annuity – typical energy contract term is 15 - 30 years • Aim – 4 year payback and >20% IRR → Existing pipeline $95.5 million in revenue • Estimated potential revenue value of all signed On Site Utility™ agreements, assuming all carried out to full term (both operating and backlog) → Established proven record • Co-founders Dr. George Hatsopoulos and John Hatsopoulos founded Thermo Electron Corp., now Thermo Fisher Scientific (NYSE:TMO) • Subsidiary of American DG Energy which operates 126 systems across the USA and Europe with further 21 under construction. $321.5 million estimated potential revenue value of all signed agreements, assuming all carried out to full term (both operating and backlog)

Confidential and proprietary information. fi nti l a d r riet r i f ati 19 x Hospitality 1,893kWe 1 x Healthcare – 100kWe 14 x Leisure & Sports Facilities – 1,540kWe EUROSITE POWER IN ACTION 5

Confidential and proprietary information. fi nti l a d r riet r i f ati Operating 25 Under construction 9 Total 34 CONTRACTED ENERGY SYSTEMS 6 UK Operation

Confidential and proprietary information. 7 FLEET STATUS Site Name Unit Size Status Typical Daily Hours Ability Liverpool 125 Operational 24 Ability Luton 1 5.5 Operational 24 Ability Luton 2 5.5 Operational 24 ACL Haverhill 100 Operational 15 ACL Haverhill 95 Operational 15 Ability Syon Park 100 Operational 17 Roko Portsmouth 100 Operational 15 Cedar Court Huddersfield 100 Operational 17 Roko Gillingham 100 Operational 15 Wentworth Tennis 100 Operational 16 Ability Cambridge 100 Operational 17 Roko Nottingham 100 Operational 15 Roko Chiswick 100 Operational 15 Roko York 100 Operational 15 Ability Dunblane Hydro 1 100 Operational 17 Dunstable Leisure Centre 100 Operational 15 ACL Bury St Edmunds 100 Operational 17 Clifton Hospital 100 Operational 24 Crow Wood Leisure Club 200 Operational 17 Menzies Derby 164 Operational 24 Menzies Aberdeen 80 Operational 24 Wentworth Clubhouse 100 Operational 17 Sandbanks Hotel 100 Operational 17 Menzies Cambridge 125 Operational 17 Haven Hotel 100 Operational 17 Menzies Bournemouth 80 Jun-15 Menzies Stratford upon Avon 164 Jun-15 Menzies Irvine 100 Jun-15 Menzies Glasgow 164 Aug15 Cedar Court Harrogate 100 Aug-15 Cedar Court York 100 Aug15 Ability Dunblane Hydro 2 100 Sep-15 Basingstoke Sports Centre 125 Sep-15 Kingfisher Leisure Centre 125 Sep-15 3,460

Confidential and proprietary information. fi nti l a d r riet r i f ati ANNUAL ENERGY REVENUE AND PRODUCTION – 2014 8 Sports & Leisure 59% Hospitality 37% Heathcare 4% Energy Revenue Energy Production TO BE INSERTED 2014 Annual Energy Production = 18,156,355 kWh 64% increase vs 2013 Electricity 52% Thermal 38% Carbon 10% 2014 Annual Energy Revenue = $1,577,883 88% increase vs 2013

Confidential and proprietary information. fi nti l a d r riet r i f ati COMPELLING CUSTOMER VALUE PROPOSITION 9 → Guaranteed lower energy costs – typically 10% discount to utility rates → Immediate positive cash flow and increased net income → No cost alternative to purchasing energy equipment → No capital, budget or financing required → No operating costs; pay only for energy used → No maintenance, staffing, or other operational responsibilities → Low carbon technology delivers green, sustainable solutions → Back-up power for blackouts and energy shortages → Extended boiler/mechanical plant life and lower maintenance costs

COMPETITIVE ADVANTAGES

→ **Not a manufacturer but a utility provider**
- Customer and EuroSite Power objectives aligned
- Ensures we always use the right technology applied correctly
- Access to the best technology
- Exclusive agreement for Tecogen technology

→ **Guaranteed energy discount rates**
- Discounts locked into contract
- Customer saves irrespective of how much energy is produced

→ **Rebalances risk for the customer**
- EuroSite Power pays for the fuel/power used by its solution
- Maintenance and repair costs EuroSite Power responsibility
- Customer pays only for the energy produced, no minimum payment

→ **Maximum use of incentives**
- Uniquely allows benefits under CRC Energy Efficiency Scheme
- Removes burden of complex CCL administration

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Confidential and proprietary information. Equipment 100 kW CHP System Initial EUSP Investment $212,000 Yearly Revenue $129,000 Term of Customer Contract 15 Years Revenue (over 15 Years) $2,716,500 11 HOW WE MAKE MONEY: RECURRING REVENUE MODEL Aim for a >20% IRR on each of our client transactions EUSP Payback EUSP IRR 4.4 Years 20.5% Would have previously cost customer $145,000 in energy from utility – client saves $16,000 (or ~6.5% annually for next 15 years) Creates 15 Years of Recurring Revenue Initial Investment of $212,000 / Gross Margin of $46,000 EUSP achieves goal of >20% IRR Gross Margins $46,000 Gross Margins (over 15 Years) $ 983,000 Example is a contracted and operating EUSP project. 15 year figures incl. 5% annual energy price inflation

Confidential and proprietary information. fi nti l a d r riet r i f ati TECHNOLOGY RANGE 12 The Company’s product offerings include an array of efficient and innovative energy, heating and cooling systems. Combined Heat and Power (CHP)  Generates electricity, heat and hot water  Standby power  Low emissions and low carbon  15kW – 500kW Chillers  Generates chilled water for air conditioning and process needs  Electric & Gas  200kW – 1,400kW Hot Water & Heat  Heat pumps  Highly efficient boilers  Conversions from LPG, oil & steam

TECOGEN ADVANCED EMISSIONS CONTROL

EuroSite Power deploys technology that is not only energy efficient, but also reduces harmful emissions.

- A CHP system operating at 150kW and 6,000 running hours / year can reduce CO² emissions by 607 tons / year.
- The equivalent of removing 115 cars off the road or replanting 451 acres of trees.(1)



Combustion Energy System Emissions



Emissions (ppm@15% O2)
30
25
20
15
10
5
0
CARB CHP CO Standard⁴
CARB CHP NOx Standard⁴
CHP Systems owned by EuroSite Power emit significantly less Carbon Monoxide and Mono-Nitrogen Oxides than other leading systems
Engine
Bloomenergy® ES-5700
Pure Cell® Model 400
Tecogen Ultra
NOx
CO

(1) EPA - http://www.epa.gov/cleanenergy/energy-resources/calculator.html

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HIGH EFFICIENCY: CHP VERSUS UTILITY + BOILER

EuroSite Power owns and operates CHP systems that are significantly more efficient than other methods of energy production – including the traditional electric grid and boilers.

Traditional Energy & Hot Water Set Up (Commercial)	*EUSP Energy & Hot Water Set-Up (Commercial)*

Electric Grid (32% Efficient)





Boiler (65% Efficient)

- Cleaner
- High-efficiency
- Cost effective
- Independent grid and energy security



Commercial Customer


EuroSite
POWER

EUSP CHP Systems
88% Efficient

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Confidential and proprietary information. fi nti l a d r riet r i f ati Fuel (natural gas) Combined heat and power generation (“CHP”) systems are highly efficient units that provide lower electricity and heating expenditures for customers from the production of electricity and simultaneous output of hot water and heat.  A single energy source (natural gas) is used to run an engine that creates electricity + heat ₋ Heat is harnessed and processed to deliver hot water + space heat  Typically provides 40-50% of electricity needs of a building – (site continues to be able to access electricity from the grid)  Typically provides 70-80% of thermal needs of a building – (hot water, space heating, laundry, pool heating) Input Outputs Heat Hot Water Electricity HOW DOES CHP WORK? 15

Confidential and proprietary information. EUROSITE POWER SALES PIPELINE 16 Type Properties kW Tons Therms Annual Revenue Potential Hot Opportunities: Athletic, Healthcare, Hotel and Housing 68 8,890 0 6 $11,632,000 Elephants/Large Opportunities: Athletic, Healthcare, Hotel and Offices 1,302 124,100 10,000 126 $167,780,000

Confidential and proprietary information. TARGET MARKETS AND DRIVERS 17 Geographic Focus • United Kingdom • Broader European market • $1.5 billion annual market potential: $900 million electricity, $600 million heat Target Sectors • Hotels • NHS Hospitals & nursing homes • Leisure & Sports facilities • Multi-family residential • Manufacturing Key Drivers • Rising energy prices • Increased carbon taxes • Regulation and policy • Fears over security of supply • Need to be green Incentives • Climate Change Levy exemption • CRC Energy Efficiency Scheme • Renewables – RHI, FiT & RO • Enhanced Capital Allowances Sales Strategy • Property owners and “C” level • Direct sales • Strategic partnerships e.g. Dong Energy

Confidential and proprietary information. TECHNOLOGY DRIVERS 18 European Emissions Legislation • Increasing focus on air quality • Directive on industrial emissions 2010/75/EU – January 2014 • Directive on Large Combustion Plants – January 2016 • TA Luft 2002 – widely adopted across Europe (not UK) UK Emissions Regulations • Largely driven by European Directives • Environmental Permitting (England and Wales) Regulations 2010 • The Air Quality Regulations 2000 • Air Quality Management Areas Network Interface • Premium quality wave form, voltage and power factor for special applications • Exceed harmonic noise requirements • Streamlined G59/2 process due to unique inverter technology Building Regulations • Part L - Consideration of high-efficiency alternative systems for new buildings and refurbishments – specifically incudes CHP and heat pumps

WHY EUROSITE POWER: MARKET OPPORTUNITY

→ Proven business model

- Existing EUSP pipeline $95.5M in revenue from agreements already closed
- Long term annuity style power purchase agreements
- Operating fleet with blue chip customer base
- Established delivery infrastructure

→ European market advantages

- High energy prices, which are likely to increase further in the near future
- Urban markets with high densities of buildings suitable for CHP systems
- Additional income stream from selling carbon
- Regulatory framework and government incentives favorable to CHP
- Few competitors: Competition is focused on larger systems (>1 MW)
- InVerde 100kW system is only inverter-based system on the market

→ Near-term target markets

- 13,700 potential sites in the UK, Spain, and Belgium
- $1.5 billion annual market potential: $900 million electricity, $600 million heat and hot water

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Confidential and proprietary information. TOP 10 EUROPEAN SPARK SPREADS Spark Spread Romania 3.96 United Kingdom 3.36 Slovakia 3.27 Latvia 3.25 Italy 3.18 Spain 3.08 Czech Republic 3.06 Ireland 3.05 Turkey 3.03 Lithuania 3.00 20

Confidential and proprietary information. fi nti l a d r riet r i f ati CONTACT INFORMATION 21 Principal Executive Offices: 45 First Avenue Waltham, MA 02451 United States P: 781-522-6000 F: 781-522-6050 European Headquarters: 54 Clarendon Road Watford WD17 1DU United Kingdom P: 0844-693-2848 info@eurositepower.co.uk www.eurositepower.com https://twitter.com/EurositePwr